EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment No. 2”) dated as of October 27, 2010 to the Backstop Commitment Agreement referred to below, between Riviera Holdings Corporation (“RHC”), Riviera Operating Corporation (“ROC”) and Riviera Black Hawk, Inc. (“RBH”, together with RHC and ROC, the “Debtors”) and SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Strategic Value Special Situations Master Fund, L.P., Cerberus Series Four Holdings, LLC and Desert Rock Enterprises LLC (each a “Backstop Lender” and collectively, the “Backstop Lenders”).

RECITALS:

WHEREAS, the Debtors and the Backstop Lenders are parties to that certain Backstop Commitment Agreement (as amended by that certain Amendment No. 1, dated as of September 14, 2010 (“Amendment No. 1”) and as otherwise amended from time to time, the “Backstop Commitment Agreement”) dated July 12, 2010; and

WHEREAS, the parties to this Amendment No. 2 have determined that the Backstop Commitment Agreement needs to be amended to reflect the agreement reached regarding the treatment of First Priority Senior Secured Claims and Senior Secured Claims acquired by a Senior Secured Lender after the Petition Date.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2, terms defined in the Backstop Commitment Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 3 hereof, but effective as of the date hereof, the Backstop Commitment Agreement shall be amended as follows:

2.1.  Pro Rata Share.  Paragraph 7 of the Backstop Commitment Agreement shall be amended by deleting Paragraph 7 in its entirety and inserting in its place the following:

“7.  “Pro Rata Share” means with respect to each Senior Secured Lender (x) the total amount of First Priority Senior Secured Claims and/or Senior Secured Claims held by such Senior Secured Lender as of the Petition Date divided by (y) the aggregate amount of all First Priority Senior Secured Claims and Senior Secured Claims as of the Petition Date; provided that any First Priority Senior Secured Claims and/or Senior Secured Claims acquired by a Senior Secured Lender after the Petition Date for purposes of this definition shall be considered owned by such Senior Secured Lender as of the Petition Date.”

Section 3.  Conditions Precedent.  The amendments to the Backstop Commitment Agreement set forth in Section 2 shall become effective only when the following conditions precedent shall be satisfied:

3.1.  Execution of Amendment No. 2.  The Debtors and each Backstop Lender shall have executed one or more counterparts of this Amendment No. 2.

3.2.  Bankruptcy Court Approval.  The Bankruptcy Court shall have entered the Confirmation Order (as defined in the Plan), approving the Backstop Commitment Agreement together with Amendment No. 1 and this Amendment No. 2.

Section 4.  Limited Waiver; Reservation of Rights.  Except as herein provided, the Backstop Commitment Agreement and Amendment No. 1 shall remain unchanged and in full force and effect.  This Amendment No. 2 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Debtors or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Backstop Commitment Agreement or any rights or remedies arising in favor of the Backstop Lenders under or with respect to such document; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Debtors and the Backstop Lenders.

Section 5.  Miscellaneous.  This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.  This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

RIVIERA HOLDINGS CORPORATION

By:
Name:
Title:

RIVIERA OPERATING CORPORATION

By:
Name:
Title:

RIVIERA BLACK HAWK, INC.

By:
Name:
Title:

SCH/VIII BONDS, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS II, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS III, L.L.C.

By:
Name:
Title:

SCH/VIII BONDS IV, L.L.C.

By:
Name:
Title:

STRATEGIC VALUE SPECIAL SITUATIONS FUND, L.P.

By its investment manager, SVP SPECIAL SITUATIONS LLC

By:
Name:
Title:

CERBERUS SERIES FOUR HOLDINGS, LLC

By: Cerberus Institutional Partners, L.P. – Series Four, its Managing Member

By: Cerberus Institutional Associates, L.L.C., its General Partner

By:
Name:
Title:

DESERT ROCK ENTERPRISES LLC

By:
Name:
Title: